Dynamic Alpha Macro Fund

Investor Class Shares (DYMAX)

Institutional Class Shares (DYMIX)

SUMMARY PROSPECTUS

November 1, 2026

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund at https://regdocs.blugiant.com/dynamic-alpha-macro/. You can also get this information at no cost by calling 1-833-462-6344 emailing order Fulfillment@ultimusfundsolutions.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information dated November 1, 2026, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website or phone number noted above.

Adviser:	Sub-Adviser:
Advisors Preferred LLC 2273 Research Blvd. Suite 350 Rockville, MD 20850	Dynamic Wealth Group, LLC 3225 McLeod Drive, Suite 100 Las Vegas, NV 89121

Investment Objective

The Dynamic Alpha Macro Fund (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares*	Institutional Class Shares
Management Fees	1.50%	1.50%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses	0.36%(1)	0.21%
Acquired Fund Fees and Expenses(2)	0.04%	0.04%
Total Annual Fund Operating Expenses	2.15%	1.75%
*	Investor Class Shares have not commenced operations.
(1)	May include up to 0.15% in shareholder service expenses that may include sub-transfer agent and sub-custodian fees.
(2)	Acquired Fund Fees and Expenses are indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and does not include the indirect costs of investing in other investment companies.
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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	One Year	Three Years	Five Years	Ten Year
Investor	$218	$673	$1,154	$2,483
Institutional	$178	$551	$949	$2,062

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended June 30, 2026 the Fund’s portfolio turnover rate was 25.75% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s Adviser delegates execution of the Fund’s investment strategy to a Sub-Adviser, Dynamic Wealth Group, LLC; and to a Futures Trading Adviser, AG Capital Management Partners, L.P. Dynamic in the Fund’s name is a reference to the active management employed by the Sub-Adviser and Futures Trading Adviser. “Alpha” in the Fund’s name is a reference to the goal of producing above-market returns, such as exceeding the S&P 500 Index return over a long-term investing horizon. Macro in the Fund’s name is a reference to the major macro-economic themes such as growth rates, interest rates, and inflation that inform the Sub-Adviser’s and Futures Trading Adviser’s analysis.

The Fund seeks to achieve its investment objective by allocating its assets approximately 50%/50% equally among two principal strategies:

•	Equity Securities Strategy
•	Futures Trading Strategy

The Equity Securities Strategy is designed to achieve capital appreciation primarily by selecting exchange-traded funds (“ETFs”) that hold domestic common stocks that are representative of (i) growth stocks, (ii) above-average dividend paying stocks, and (iii) broad market stocks. An example of broad market stocks would be those included in the S&P 500 Index. The Sub-Adviser anticipates allocating the 50% of the portfolio delegated to it under the Equity Securities Strategy as follows: (i) approximately 40% to growth stocks; (ii) approximately 40% to above-average dividend paying stocks; and (iii) approximately 20% to broad market stocks. These percentages will respectively represent approximately 20%, 20%, and 10% of the Fund’s overall holdings. The Fund invests in stocks of issuers of any capitalization. The Sub-Adviser executes its strategy primarily by selecting sector-representative ETFs rather than selecting individual stocks. The Sub-Adviser chooses ETFs based upon relative expenses, manager tenure, liquidity, historical returns, and the volatility of those returns. The Sub-Adviser sells ETFs to rebalance portfolio allocations or when a more-attractive ETF becomes available.

The Futures Trading Strategy is designed to achieve capital appreciation primarily by selecting long and short futures positions generally among U.S. exchange-traded financial futures on: (i) currencies, (ii) debt, and (iii) equities and among U.S. exchange-traded commodity futures on: (i) energy, (ii) metals and (iii) agricultural foodstuffs. A futures contract is a legally binding agreement to buy or sell a standardized asset on a specific date or during a specific month. The Fund gains on long positions when the futures price rises and loses when the futures price falls. The opposite is true for short positions. The Futures Trading Adviser does not have an allocation target among futures and takes an opportunistic approach. The Futures Trading Adviser uses fundamental analysis and technical price-pattern analysis to develop forecasts for the price of financial and commodity futures. It sells a long position and buys back a short position when a price target has been reached, or vice versa.

The Fund executes a portion of its Futures Trading Strategy by investing up to 25% of its total assets (measured at the time of purchase) in a wholly owned and controlled subsidiary (the “Subsidiary”). The Subsidiary is expected to provide the Fund with exposure to certain futures contracts within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Subsidiary also invests in short-term U.S. government securities intended to serve as margin or collateral for futures positions. The Fund’s investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis. The Subsidiary, when viewed from a consolidated basis, is subject to the same investment restrictions as the Fund. To the extent the Futures Trading Strategy does not require all assets allocated to it for futures margin, the Sub-Adviser may invest the excess in investment grade and high-quality debt instruments.

The Sub-Adviser and Futures Trading Adviser may engage in frequent trading to achieve the Fund’s investment objective, which may result in turnover in excess of 100%.

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Principal Investment Risks. As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following risks apply to the Fund through its direct investments as well as indirectly through investments in ETFs and the Subsidiary.

•	Management Risk: The Sub-Adviser’s and Futures Trading Adviser’s judgments about the attractiveness, value and potential appreciation or depreciation of a particular instrument in which the Fund invests may prove to be inaccurate and may not produce the desired results. The Adviser’s assessment of the Sub-Adviser’s and Futures Trading Adviser’s investment qualifications may also prove to be inaccurate and may not produce the desired results.
•	Equity Securities Risk: The prices of common stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. Growth stocks and dividend stocks may underperform the market as a whole.
•	Futures Risk: Futures are subject to inherent leverage that magnifies Fund losses. Futures may not provide an effective substitute for their reference asset or index because changes in futures prices may not track those of the underlying reference asset or index.
o	Currency Futures Risk: Foreign currency contracts subject the Fund to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.
o	Debt Futures Risk: Typically, a rise in interest rates causes a decline in the value of debt futures. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the debt futures held by the Fund.
o	Equity Futures Risk: Equity futures are subject to general market risks and may not track the equity indices for which they are intended to serve as substitutes.
o	Energy Futures Risk: Energy prices may be adversely affected by fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion of fuel sources, interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions.
o	Metals Futures Risk: Precious and industrial metals prices may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the production costs of these metals. Precious metal prices may become volatile when they serve as a substitute for currencies.
o	Agriculture Commodity Futures Risk: Investing in the commodities markets through futures may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geological and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
•	ETF Risk: Investments in ETFs may involve duplication of advisory fees and certain other expenses. By investing in an ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the ETFs, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. If the ETFs fail to achieve their investment objectives, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Sub-Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.
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•	Market Risk: The Fund’s investments will decline in value if the price of equities or futures contracts declines. Overall securities or futures market risks may affect the value of individual Fund holdings. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the equity and fixed income securities markets and futures markets.

Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

•	Short Position Risk: Short positions are designed to profit from a decline in the price of particular futures contracts. The Fund will lose value if and when the future’s price rises, a result that is the opposite from traditional mutual funds. Positions in short futures are more risky than “long” positions because the cost of buying back the futures contracts is unknown.
•	Small and Medium Capitalization Stock Risk: The value of small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general.
•	Taxation Risk: By investing in certain futures contracts indirectly through the Subsidiary, the Fund will obtain exposure to these contracts within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.
•	Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund’s turnover rate is expected to be above 100% annually.
•	Wholly Owned Subsidiary Risk: Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary. The Subsidiary is not registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act, such as limits on leverage when viewed in isolation from the Fund.
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Performance

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class shares for each full calendar year since the Fund’s Institutional Class Shares inception. The Investor Class Shares of the Fund have not commenced operations. The performance table compares the performance of the Fund’s Institutional Class shares over time to the performance of a broad-based market index and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Also, class specific annual and semi-annual Shareholder Reports, containing performance and portfolio holdings information are mailed to shareholders; and full financials and shareholder reports are made available to shareholders semi-annually upon request. Updated performance information and daily net asset value per share (“NAV”) is available at no cost by calling toll-free 1-833-462-6344.

Dynamic Alpha Macro Fund

Institutional Class Performance Bar Chart

For Calendar Year Ended December 31

Best Quarter	17.00%	September 30, 2024
Worst Quarter	(7.30)%	December 31, 2024

The Fund’s Institutional Class year-to-date return as of September 30, 2026 was 3.81%.

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2025)

Dynamic Alpha Macro Fund	One Year	Since Inception(1)
Institutional Class Shares Return before taxes	25.36%	20.37%
Institutional Class Shares Return after taxes on distributions(2)	22.31%	17.80%
Institutional Class Shares Return after taxes on distributions and sale of Fund shares(2)	15.20%	14.84%
S&P 500 Total Return Index(3) (reflects no deduction for fees, expenses or taxes)	17.88%	19.62%
Barclay Global Macro Index(4) (reflects no deduction for taxes)	19.62%	13.00%
(1)	The Fund’s Institutional Class Shares commenced operations on July 31, 2023. The Fund’s Investor Class Shares have not commenced operations.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. The Index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.
(4)	Barclay Global Macro Index is maintained by Barclay Hedge and measures the performance of hedge fund managers who take long and short positions across major capital and derivative markets worldwide. These positions are based on the managers’ views of macroeconomic trends and global events. Investors cannot invest directly in an index.
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Investment Adviser

Advisors Preferred LLC (the “Adviser”)

Sub-Adviser

Dynamic Wealth Group, LLC (the “Sub-Adviser”)

Sub-Adviser Portfolio Managers

Bradley Barrie, CFP® (Certified Financial Planner), ChFC® (Chartered Financial Consultant), Managing Director and Chief Investment Officer of the Sub-Adviser, has served the Fund as a portfolio manager since it commenced operations in 2023. Matt O’Bryon, Portfolio Strategist of the Sub-Adviser has served the Fund as a portfolio manager since 2025.

Futures Trading Adviser

AG Capital Management Partners, L.P.

Futures Trading Adviser Portfolio Manager

Asim Ghaffar, President, Chief Investment Officer and Chief Compliance Officer of the Futures Trading Adviser, has served the Fund as a portfolio manager since it commenced operations in 2023.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open. You may purchase or redeem Fund shares by written request via mail Dynamic Alpha Macro Fund, c/o Ultimus Fund Solutions, LLC, PO Box 46707, Cincinnati, OH 45246, by wire transfer, by telephone toll-free at 1-(833) 462-6344, or through a financial intermediary. Redemptions by telephone are available unless you decline the telephone redemption privilege on your account application or later remove it in writing. The Fund accepts investments in the following minimum amounts:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
Investor	$5,000	$5,000	$500	$100
Institutional	$5,000	$5,000	$500	$100

The Fund, Adviser or Sub-Adviser may waive any investment minimum.

Tax Information

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) Plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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